Exhibit 99.1

FORM OF SECURED PROMISSORY NOTE

$500,000.00	February 20, 2020

FOR VALUE RECEIVED, and subject to the terms and conditions set forth herein, AYRO, Inc., a Delaware corporation (the “Borrower” or the “Company”), hereby unconditionally promises to pay to each of the holders set forth on Schedule A or their respective assigns (collectively, the “Noteholders” and each a “Noteholder”, and together with the Borrower, the “Parties”), the principal amount of Five Hundred Thousand Dollars ($500,000.00) (the “Loan”) in cash, together with all accrued interest thereon, as provided in this Subordinated Promissory Note (this “Note”).

1. Definitions. The following terms used herein shall have the meanings set forth in this Section 1. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement (as defined below).

“Agent” has the meaning set forth in Section 9.17

“Applicable Rate” means the rate equal to seven percent (7%) per annum.

“Borrower” has the meaning set forth in the introductory paragraph.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Debt” of the Borrower, means all (a) indebtedness for borrowed money, (b) obligations for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), (c) long or short-term obligations evidenced by notes, bonds, debentures or other similar instruments, (d) obligations under any interest rate, currency swap or other hedging agreement or arrangement, (e) capital lease obligations, (f) reimbursement obligations under any letter of credit, banker’s acceptance or similar credit transactions, (g) guarantees made by the Company on behalf of any third party in respect of obligations of the kind referred to in the foregoing clauses (a) through (f) and (h) any unpaid interest, prepayment penalties, premiums, costs and fees that would arise or become due as a result of the prepayment of any of the obligations referred to in the foregoing clauses (a) through (g).

“Default Rate” means, at any time, the Applicable Rate plus 3%.

“Event of Default” has the meaning set forth in Section 8.

“Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government (including any supranational bodies such as the European Union or the European Central Bank).

“Law” as to any Person, means any law (including common law), statute, ordinance, treaty, rule, regulation, policy or requirement of any Governmental Authority and authoritative interpretations thereon, whether now or hereafter in effect, in each case, applicable to or binding on such Person or any of its properties or to which such Person or any of its properties is subject.

“Loan” has the meaning set forth in the introductory paragraph.

“Majority Noteholders” has the meaning set forth in Article 6.

“Maturity Date” means the earliest of (a) the Closing Date under the Merger Agreement, (c) May 20, 2020, and (d) the date on which all amounts under this Note shall become due and payable pursuant to Section 8.

“Merger Agreement” means that certain Agreement and Plan of Merger and Reorganization, dated as of December 19, 2019, by and among DropCar, Inc., Merger Sub (as defined therein) and the Borrower, as amended, supplemented and modified from time to time.

“Note” has the meaning set forth in the introductory paragraph.

“Noteholder” has the meaning set forth in the introductory paragraph.

“Parties” has the meaning set forth in the introductory paragraph.

“Permitted Debt” means (a) Debt existing or arising under this Note and any refinancing thereof and (b) Debt existing as of the date of this Note.

“Person” means any individual, corporation, limited liability company, trust, joint venture, association, company, limited or general partnership, unincorporated organization, Governmental Authority or other entity.

“Secured Lenders” means persons identified as lenders in that certain Loan and Security Agreement, dated December 19, 2019, with the Company.

2. Final Payment Date; Optional Prepayments.

2.1 Final Payment Date. The aggregate unpaid principal amount of the Loan, all accrued and unpaid interest and all other amounts payable under this Note shall be due and payable on the Maturity Date in cash.

2.2 Optional Prepayment. The Borrower may prepay the Loan in whole or in part at any time or from time to time without penalty or premium by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. No prepaid amount may be re-borrowed.

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3. Interest.

3.1 Interest Rate. Except as otherwise provided herein, the outstanding principal amount of the Loan made hereunder shall bear interest at the Applicable Rate from the date the Loan was made until the Loan is paid in full, whether at maturity, upon acceleration, by prepayment or otherwise.

3.2 Interest Payment Dates. Subject to the last sentence of Section 2.1, interest shall be payable in arrears to the Noteholders on the Maturity Date.

3.3 Default Interest. Upon the occurrence and during the continuance of an Event of Default, any amounts due hereunder (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, shall bear interest, after as well as before judgment, at the Default Rate from the date of such non-payment until such amount is paid in full.

3.4 Computation of Interest. All computations of interest shall be made on the basis of a year of 365 days and the actual number of days elapsed. Interest shall accrue on the Loan on the day on which such Loan is made and shall not accrue on the Loan for the day on which it is paid.

3.5 Interest Rate Limitation. If at any time and for any reason whatsoever, the interest rate payable on the Loan shall exceed the maximum rate of interest permitted to be charged by the Noteholders to the Borrower under applicable Law, such interest rate shall be reduced automatically to the maximum rate of interest permitted to be charged under applicable Law.

4. Payment Mechanics.

4.1 Manner of Payments. Except as set forth in the last sentence of Section 2.1, all payments of interest and principal shall be made in lawful money of the United States of America no later than 4:00 PM, Eastern Time, on the date on which such payment is due by wire transfer of immediately available funds to the account of each Noteholder at a bank specified by each such Noteholder in writing to the Borrower from time to time.

4.2 Application of Payments. All payments made hereunder shall be applied first to the payment of any fees or charges outstanding hereunder, second to accrued interest, and third to the payment of the principal amount outstanding under the Note.

4.3 Business Day Convention. Whenever any payment to be made hereunder shall be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension will be taken into account in calculating the amount of interest payable under this Note.

4.4 Rescission of Payments. If at any time any payment made by the Borrower under this Note is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Borrower’s obligation to make such payment shall be reinstated as though such payment had not been made.

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5. Rank and Security. The Company’s obligations under this Note shall rank pari passu with the Company’s other outstanding Debts and the Agent’s security interest in the Collateral set forth below shall rank junior to the security interest of the Secured Lenders.

The Borrower hereby pledges, assigns and grants to the Agent (for the benefit of the Noteholders) a security interest in and lien on, and a right of set-off against, the following property and assets, whether now or hereafter existing, owned or acquired by Borrower (collectively, the “Collateral”), to secure the payment and the performance of all the obligations under this Note (each of the follow defined as set forth in the applicable uniform commercial code):

(a) Accounts;

(b) Chattel Paper;

(c) Commercial Tort Claims;

(d) Deposit Accounts;

(e) Documents;

(f) General Intangibles;

(g) Goods;

(h) Inventory;

(i) Equipment;

(j) Instruments;

(k) Intellectual Property;

(l) Investment Property;

(m) Letter-of-Credit Rights and Letters of Credit;

(n) Supporting Obligations;

(o) all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 5;

(p) all Accessions to and Proceeds of the foregoing and, to the extent not otherwise included, (i) all payments under insurance (whether or not the Agent is the loss payee thereof) and (ii) all tort claims; and

(q) all other property and rights of every kind and description and interests therein.

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Except as permitted to be distributed to Borrower pursuant to the terms herein, (x) any property received by Borrower, which shall comprise of such additions, substitutes and replacements for, or proceeds of, the Collateral, shall, after the occurrence and during the continuance of an Event of Default, be held in trust for the Agent (for the benefit of the Noteholders), subject to the senior lien of the Secured Lenders, and (y) any cash proceeds of the Collateral shall, after the occurrence and during the continuance of an Event of Default, be held in trust for the Agent (for the benefit of the Noteholders), subject to the senior lien of the Secured Lenders.

Borrower hereby authorizes the Agent to file financing statements or take any other action required to perfect the Agent’s security interests in the Collateral, without notice to Borrower, with all appropriate jurisdictions to perfect or protect the Agent’s security interest in the Collater.

6. Covenants. From and after the date hereof until all amounts outstanding under this Note have been paid in full, unless consented to in writing by Noteholders representing a majority of the outstanding principal balance of this Note (the “Majority Noteholders”), the Borrower shall not:

6.1 Indebtedness. (a) Incur, create, assume, permit to exist, guarantee or otherwise become liable with respect to any Debt, other than Permitted Debt, or (b) amend, modify or supplement any Debt in any way that adversely affects, or could reasonably be expected to adversely affect, the rights of the Noteholders hereunder.

6.2 Liens. Incur, create, assume or suffer to exist any lien on any of its property or assets, whether now owned or hereinafter acquired except for (a) liens imposed by law for taxes not yet due or which are being contested in good faith by appropriate proceedings; (b) non-consensual liens arising by operation of law, arising in the ordinary course of business, and for amounts which are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings or that do not materially interfere with the Company’s use of its property; and (c) the liens of the Senior Lenders that are in existence on the date hereof.

6.3 Restricted Payments. Declare or pay any dividend or distribution on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any membership interests of the Borrower, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower.

6.4 Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase, hold or acquire any equity interests, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person, other than extensions of trade credit in the ordinary course of business.

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6.5 Use of Proceeds. Use the proceeds from the Note for the repayment of Debt (other than regularly scheduled payments of interest under the Senior Debt), the settlement of any Borrower lawsuits or any purpose other than working capital, capital expenditures and general corporate purposes.

7. Events of Default. The occurrence and continuance of any of the following shall constitute an Event of Default hereunder:

7.1 Failure to Pay. The Borrower fails to pay any principal amount of the Loan and/or accrued and unpaid interest thereon on the Maturity Date.

7.2 Breach of Covenants. The Borrower fails to observe or perform any covenant, obligation, condition or agreement contained in this Note.

7.3 Bankruptcy.

(a) the Borrower commences any case, proceeding or other action (i) under any existing or future Law relating to bankruptcy, insolvency, reorganization, or other relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts or (ii) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower makes a general assignment for the benefit of its creditors;

(b) there is commenced against the Borrower any case, proceeding or other action of a nature referred to in Section 8.3(a) above which (i) results in the entry of an order for relief or any such adjudication or appointment or (ii) remains undismissed, undischarged or unbonded for a period of 60 days;

(c) there is commenced against the Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which has not been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof;

(d) the Borrower takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in Section 8.3(a), Section 8.3(b) or Section 8.3(c) above; or

(e) the Borrower is generally not, or shall be unable to, or admits in writing its inability to, pay its debts as they become due.

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7.4 Transaction Documents. This Note, at any time after execution and delivery thereof and for any reason ceases to be in full force and effect; (ii) Borrower contests in any manner the validity or enforceability of this Note; or (iii) Borrower denies that it has any or further liability or obligation under this Note.

7.5 Collateral. The Agent cease to have a perfected lien in a material portion of the Collateral.

7.6 Judgment. There is entered against the Borrower (i) one or more final judgments or orders for the payment of money in an aggregate amount exceeding $100,000 (as to all such judgments or orders), and (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the financial condition, operations, business or assets of the Borrower.

7.7 Other Defaults. The Borrower shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long-term leasing or factoring arrangement.

8. Remedies. Upon the occurrence of any Event of Default and at any time thereafter during the continuance of such Event of Default, the Agent (on the direction of the Majority Noteholders) may, by written notice to the Borrower (a) declare the entire principal amount of this Note, together with all accrued interest thereon and all other amounts payable hereunder, immediately due and payable and (b) exercise all rights of a secured party under the applicable uniform commercial code, in each case, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived; provided, however that, if an Event of Default described in Section 8.3 shall occur, the principal of and accrued interest on the Loan shall become immediately due and payable without any notice, declaration or other act on the part of the Agent or any Noteholder.

In addition to the foregoing remedies, upon the occurrence of any Event of Default, the Agent may (on the direction of the Majority Noteholders) exercise any other right, power or remedy granted to it or otherwise permitted to it by law or under any other agreement either by suit in equity or by action at law, or both. No failure on the part of the Agent in exercising any right or remedy hereunder, and no single, partial or delayed exercise by the Agent of any right or remedy shall preclude the full and timely exercise by the Agent at any time of any right or remedy of the Agent hereunder without notice. No course of dealing or other conduct, no oral agreement or representation made by the Agent or usage of trade shall operate as a waiver of any right or remedy of the Agent.

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9. Miscellaneous.

9.1 Notices.

(a) All notices, requests or other communications required or permitted to be delivered hereunder shall be delivered in writing, in each case to the address specified below or to such other address as such Party may from time to time specify in writing in compliance with this provision:

(i) If to the Borrower:

Ayro, Inc.

900 E. Old Settlers Boulevard, Suite 100

Round Rock, TX 78664

Attention: Rodney Keller and Curtis Smith

E-Mail: rod.keller@ayro.com and curt.smith@ayro.com

(ii) If to the Noteholders:

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and

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(iii) If to the Agent:

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(b) Notices if (i) mailed by certified or registered mail or sent by hand or overnight courier service shall be deemed to have been given when received; and (ii) sent by facsimile and e-mail during the recipient’s normal business hours shall be deemed to have been given when sent (and if sent after normal business hours shall be deemed to have been given at the opening of the recipient’s business on the next business day).

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9.2 Governing Law. This Note and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Note and the transactions contemplated hereby shall be governed by the laws of the State of New York.

9.3 Submission to Jurisdiction

(a) The Borrower hereby irrevocably and unconditionally (i) agrees that any legal action, suit or proceeding arising out of or relating to this Note may be brought in the state and federal courts located in New York County, New York and (ii) submits to the exclusive jurisdiction of any such court in any such action, suit or proceeding. Final judgment against the Borrower in any action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment.

(b) Nothing in this Section 10.3 shall affect the right of the Agent to (i) commence legal proceedings or otherwise sue the Borrower in any other court having jurisdiction over the Borrower or (ii) serve process upon the Borrower in any manner authorized by the laws of any such jurisdiction.

9.4 Venue. The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Note in any court referred to in Section 10.3 and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

9.5 Waiver of Jury Trial. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY.

9.6 Counterparts; Integration; Effectiveness. This Note and any amendments, waivers, consents or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all taken together shall constitute a single contract. This Note constitutes the entire contract between the Parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto. Delivery of an executed counterpart of a signature page to this Note in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Note.

9.7 Successors and Assigns. A Noteholders interest herein may be assigned to any Person. The Borrower may not assign or transfer this Note or any of its rights hereunder without the prior written consent of the Majority Noteholders. This Note shall inure to the benefit of, and be binding upon, the Parties and their permitted assigns.

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9.8 Waiver of Notice. The Borrower hereby waives demand for payment, presentment for payment, protest, notice of payment, notice of dishonor, notice of nonpayment, notice of acceleration of maturity and diligence in taking any action to collect sums owing hereunder.

9.9 Interpretation. For purposes of this Note (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Note as a whole. The definitions given for any defined terms in this Note shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context otherwise requires, references herein: (x) to Schedules, Exhibits and Sections mean the Schedules, Exhibits and Sections of this Note; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Note shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

9.10 Amendments and Waivers. No term of this Note may be waived, modified or amended except by an instrument in writing signed by both of the parties hereto. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

9.11 Headings. The headings of the various Sections and subsections herein are for reference only and shall not define, modify, expand or limit any of the terms or provisions hereof.

9.12 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising on the part of the Agent, of any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

9.13 Electronic Execution. The words “execution,” “signed,” “signature,” and words of similar import in the Note shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC § 7001 et seq.), the Electronic Signatures and Records Act of 1999 (N.Y. State Tech. Law §§ 301-309), or any other similar state laws based on the Uniform Electronic Transactions Act.

9.14 Severability. If any term or provision of this Note is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Note or invalidate or render unenforceable such term or provision in any other jurisdiction.

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9.15 Costs and Expenses. Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by each Noteholder, Agent and their respective affiliates (including the reasonable fees, charges and disbursements of counsel) in connection with this Note, the preparation, negotiation, execution, delivery and administration of this Note and any related documentation or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), not to exceed $5,000 and (ii) all out-of-pocket expenses incurred by the Lenders (including the fees, charges and disbursements of any counsel), in connection with the enforcement or protection of its rights in connection with this Agreement and the other Note and any related documentation, including their rights under this Section 9.15, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of this Note. Borrower will also, upon demand, pay to the Agent, including the reasonable fees and expenses of its counsel and of any experts and agents, which Agent may incur in connection with (a) the enforcement of this Note, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (c) the exercise or enforcement of any of the rights of the Noteholders or the Agent under the Note and any related documentation.

9.16 Indemnification. Borrower agrees to indemnify and hold each Noteholder, the Agent and their respective officers, directors, employees, agents, in-house attorneys, representatives and shareholders (each, including Lender, an “Indemnified Party”) harmless from and against any and all claims, costs, expenses, damages and liabilities (including such claims, costs, expenses, damages and liabilities based on liability in tort, including strict liability in tort), including reasonable attorneys’ fees and disbursements and other costs of investigation or defense (including those incurred upon any appeal), that may be instituted or asserted against or incurred by any Indemnified Party as the result of credit having been extended, suspended or terminated under this Note and any related documentation or the administration of such credit, or in connection with or arising out of the transactions contemplated hereunder and thereunder, or any actions or failures to act in connection therewith, or arising out of the disposition or utilization of the Collateral, excluding in all cases claims to the extent resulting from the gross negligence or willful misconduct of any Indemnified Party.

9.17 Agent. Each Noteholder has appointed [  ] (“Agent”) to act as its agent for purposes of exercising any and all rights and remedies of the Noteholder with respect to any collateral pledged to secure the Borrower’s obligations hereunder, and for taking any other action delegated to such agent, as more fully set forth therein, as more particularly set forth on Schedule B attached hereto.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Borrower has executed this Note as of the date first written above.

AYRO, INC.

By
Name:	Rodney Keller
Title:	Chief Executive Officer

Acknowledged and Agreed:

Noteholders: